Exhibit 16 (a)



                                                   June 20, 1997



Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read and agree with the comments in Item 4 of Form 8-K of Republic Bancorp Inc. dated June 20, 1997.

                                                   Very truly yours,



                                                /s/  DELOITTE & TOUCHE LLP